SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                December 27, 2006
                                -----------------
                Date of Report (Date of earliest event reported)


                            FARNSWORTH BANCORP, INC.
                            ------------------------
             (Exact name of Registrant as specified in its Charter)


       New Jersey                          0-24621            22-3591051
       ----------                          -------            ----------
(State or other jurisdiction            (SEC File No.)        (IRS Employer
     of incorporation)                                        Identification
                                                              Number)

789 Farnsworth Avenue, Bordentown, NJ.                           08505
--------------------------------------                           -----
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (609) 298-0723
                                                    --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          |_|  Written communications  pursuant to Rule 425 under the Securities
               Act

          |_|  Soliciting  material  pursuant to Rule 14a-12  under the Exchange
               Act

          |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

          |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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                            FARNSWORTH BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

                        Section 2 - Financial Information

Item 2.02.  Results of Operations and Financial Condition.

         On December 27, 2006, the Registrant issued a press release to report revised and corrected results of operations for the fiscal year ended September 30, 2006. A copy of the press release is filed with this Form 8-K as Exhibit 99 and incorporated herein by reference.

                  Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

         (c)Exhibits:

                  Exhibit 99 - Press Release dated December 27, 2006
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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 FARNSWORTH BANCORP, INC.


Date: December 27, 2006          By: /s/ Charles Alessi
                                         ---------------------------------------
                                         Charles Alessi
                                         Vice President/Chief Financial Officer
                                         (Duly Authorized Representative)

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